SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2004 (December 23, 2004)

HealthStream, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-8833	62-1443555

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450 Nashville, Tennessee	37203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 301- 3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 23, 2004, HealthStream, Inc. issued a press release announcing a contract with HealthSouth Corporation, the text of which is set forth in Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

     99.1 Press Release dated December 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.
By:	/s/ Arthur E. Newman
Arthur E. Newman
Chief Financial Officer December 23, 2004

INDEX TO EXHIBIT

Exhibit
Number	Description
99.1	Press Release dated December 23, 2004